Commitments And Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies
23.	COMMITMENTS AND CONTINGENCIES
Capital commitments
The Group’s capital commitments primarily relate to commitments on construction of office building. Total capital commitments contracted but not yet reflected in the consolidated financial statements amounted to RMB46 million and RMB328 million as of December 31, 2022 and 2023, respectively. All of these capital commitments will be fulfilled in the following years according to the construction progress.

Contingencies
On July 7, 2021, the Group, together with certain of its current and former directors and officers and others, were named as defendants in a putative shareholder class action lawsuit filed in the Supreme Court of the State of New York. Since then, two additional class actions have been filed in the Eastern District of New York and the Supreme Court of the State of New York. The class actions are brought on behalf of a putative class of persons who purchased or acquired the Group’s securities pursuant or traceable to the Group’s US IPO. All the complaints allege violations of Sections 11 and 15 of the Securities Act of 1933 based on allegedly false and misleading statements or omissions in the Group’s Registration Statement issued in connection with the US IPO for the disclosure of CRO’s review. On September 17, 2023, the Company entered into a binding term sheet that agrees in principle to settle both of the class action lawsuits described above. On or around February 27, 2024, the Company and other parties to the lawsuits executed a stipulation of settlement that resolves the lawsuits for $
10.25

million. On March 8, 2024, the parties submitted the stipulation to the Supreme Court of the State of New York and the Court preliminarily approved the settlement on April 3, 2024. The settlement amount is an all-in amount that covers all attorneys’ fees, administrative costs, expenses, class member benefits, class representative awards, and costs of any kind associated with the resolution of the lawsuits. By agreeing to settle the lawsuits, the Company does not admit any allegations in the lawsuits or violation of any law or regulations. The settlement is still subject to final approval by the Court and various customary conditions. There can be no assurance that a settlement will be finalized and approved on the terms to which the parties currently agreed or at all. The Group accrued the provision for settlement in principle in “General and administrative expenses” in the consolidated statements of operations and comprehensive (loss) income. As of December 31, 2023, the balance of accrued settlement relating to class action lawsuits amounted to R
MB72,598
and was
recorded in “Accrued expenses and other current liabilities”. The amount has been paid as of April 15, 2024.
The Group is subject to a number of legal or administrative proceedings that generally arise in the ordinary course of its business. The Group does not believe that any currently pending legal or administrative proceeding to which the Group is a party will have a material adverse effect on the financial statements.